UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2016

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On December 13, 2016, Global Eagle Entertainment Inc. (“we,” the “Company” or “GEE”) entered into a new supply and services agreement (the “New Southwest Agreement”) with Southwest Airlines Co. (“Southwest”). The New Southwest Agreement supersedes the prior Amended and Restated Supply and Services Agreement to which a Company subsidiary was party with Southwest.

The New Southwest Agreement sets forth, among other things:

(a)	Term extension through December 31, 2025
(b)	Full-term commitment for live television services
(c)	Transition mid-2017 to monthly recurring charge per aircraft for Wi-Fi and TV
(d)	Additional rate card for ancillary services
(e)	Adoption of Fleet Management Plan
(f)	Commitment to develop ARINC 791-compliant hardware shipset
(g)	Significant increase in user experience and network performance
(h)	Adoption of GEE’s next-generation portal platform

In addition, the New Southwest Agreement contains representations and warranties, covenants, indemnities and other terms and conditions typically included in agreements of this nature. The term of the New Southwest Agreement is subject to early termination in customary enumerated circumstances.

We have filed the New Southwest Agreement as Exhibit 10.1 hereto and qualify the foregoing summary in its entirety by reference to the actual agreement, which we incorporate by reference herein.

Item 7.01.	Regulation FD Disclosure.

GEE will host a webcast to discuss the New Southwest Agreement and related details on Wednesday, December 14, 2016 at 5:30 AM PT / 8:30 AM ET. GEE will make the webcast accessible through the Investor Relations section of its website at http://investors.geemedia.com/events.cfm, along with a supplementary slide presentation that we will also make available on that section of the website and furnish to investors prior to the call on a separate Current Report on Form 8-K. GEE will archive a webcast replay and the slide presentation on its website for 30 days following the event.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Tom Severson
Name: Tom Severson
Title: Chief Financial Officer

Dated: December 13, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Second Amended and Restated Supply and Services Agreement, dated December 13, 2016, by and between the Company and Southwest Airlines Co.

*	Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omitted portions have been submitted separately to the Securities and Exchange Commission.

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